UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 11, 2022

CENTENE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31826	42-1406317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Forsyth Boulevard,
St. Louis,	Missouri	63105
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (314) 725-4477
(Former Name or Former Address, if Changed Since Last Report): N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value	CNC	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

As previously disclosed in a Current Report on Form 8-K filed by Centene Corporation (the “Company”) with the Securities and Exchange Commission (the “SEC”) on December 14, 2021 (the “Prior 8-K”), the Company entered into a cooperation agreement (the “Agreement”) with Politan Capital Management LP (“Politan”). Among other things, the Agreement requires the Company and Politan to mutually agree on an additional independent director to be appointed to the Board as a Class II director as promptly as practicable following January 5, 2022. The Company and Politan have mutually agreed on Leslie Norwalk as such additional independent director.

On January 11, 2022, the board of directors of the Company (the “Board”) elected Ms. Norwalk to the Board as a Class II director, with a term expiring at the Company’s 2024 annual meeting of stockholders, and appointed her to the Board’s Compliance Committee, Environmental and Social Responsibility Committee and Government and Regulatory Affairs Committee.

Ms. Norwalk will participate in the Company’s standard non-employee director compensation program as described in the Company’s proxy statement filed with the SEC on March 12, 2021.

Other than the Agreement, there is no other arrangement or understanding pursuant to which Ms. Norwalk has been elected as a director of the Company. There are no family relationships between Ms. Norwalk and any director or executive officer of the Company. There are no related party transactions in respect of the Company of the kind described in Item 404(a) of Regulation S-K in which Ms. Norwalk was a participant.

The description of the Agreement set forth in the Prior 8-K is incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE

A copy of the press release announcing the events described in Item 5.02 above is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated January 11, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION

Date:	January 11, 2022	By:	/s/ Christopher A. Koster
Christopher A. Koster Executive Vice President, Secretary and General Counsel